UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 23, 2013

GLASSESOFF INC.

 (Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

Nevada	333-175212	26-4574088
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 Jabotinski St. POB 126

Ramat Gan 52511

Israel

 (Address of Principal Executive Offices) (Zip Code)

(855)-393-7243

 (Registrant’s Telephone Number, Including Area Code)

N/A

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.    Changes in Registrant’s Certifying Accountant.

On December 23, 2013, the Board of Directors (the “Board”) of GlassesOff Inc., a Nevada corporation (the “Company”), dismissed the Company’s independent registered certified public accounting firm, Kyle L. Tingle, CPA, LLC (“Tingle”), which audited the Company’s financial statements for fiscal years ended December 31, 2012 and 2011. The periods for which Tingle audited the Company’s financial statements preceded the Company’s previously reported acquisition of Ucansi Inc., a Delaware corporation (“Ucansi”), on July 30, 2013, pursuant to a reverse triangular merger following which Ucansi became the Company’s wholly owned subsidiary (the “Merger”). As previously reported, in connection with the Merger, the Company changed its name from Autovative Products, Inc. to GlassesOff Inc. The consolidation effected by the Merger has been accounted for as a reverse acquisition wherein Ucansi has been treated as the acquirer for accounting purposes because it controls the combined enterprise.

Tingle’s report on the Company’s financial statements for each of its past two years did not contain any adverse opinion or a disclaimer of an opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that Tingle’s report noted that it was prepared assuming that the Company would continue as a going concern and that the Company had limited operations and limited established sources of revenue, which raised substantial doubt about its ability to continue as a going concern.

During the period beginning October 22, 2012, the date on which the Company engaged Tingle, through the date of dismissal, the Company had no disagreements with Tingle on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

On December 23, 2013, the Board appointed Yarel + Partners (“Yarel”) as the Company’s independent registered certified public accounting firm. During the Company’s fiscal years ended December 31, 2011 and 2012 and through December 23, 2013, neither the Company nor anyone acting on its behalf consulted with Yarel regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement (as such term is defined Item 304(a)(1)(iv) Regulation S-K and the related instructions thereto) or a reportable event (as such term is described in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided to Tingle a copy of the disclosures in response to Item 304(a) of Regulation S-K, which are set forth in this Item 4.01, and the Company has requested and received a letter from Tingle, addressed to the SEC, stating that it agrees with the statements contained in this Item 4.01, a copy of which is filed herewith as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01       Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.	Description
16.1	Letter, dated December 23, 2013, from Kyle L. Tingle, CPA, LLC addressed to the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLASSESOFF INC.

Date: December 27, 2013	By:	/s/ Nimrod Madar
Name: Nimrod Madar
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter, dated December 23, 2013, from Kyle L. Tingle, CPA, LLC addressed to the SEC.